Fundrise Real Estate Interval Fund, LLC

Schedule of Investments

(unaudited)

(Amounts in thousands)

Shares	Description	As of March 31, 2022
	Real Estate Co-Investment Joint Ventures – 90.9%

	Single Family Residential – 48.7%
	Fundrise SFR JV 1, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $374,813)	$461,918
	Fundrise SFR Dev JV 1, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $17,722)	18,044
	Total Single Family Residential (Cost - $392,535)	$479,962

	Multi-Family Residential – 31.2%
	Fundrise MF JV 1, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $214,444)	$291,136
	Fundrise MF JV 2, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $15,716)	16,331
	Total Multi-Family Residential (Cost - $230,160)	$307,467

	Industrial – 11.0%
	Fundrise Industrial JV 1, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $6,874)	$7,317
	Fundrise Industrial JV 2, LLC (1)(2)(3)(4)
N/A (5)	(Cost - $98,782)	100,533
	Total Industrial (Cost - $105,656)	$107,850

	Total Investments – 90.9%
	(Cost - $728,351)	$895,279
	Other assets in excess of liabilities – 9.1%	$89,804
	Total Net Assets – 100.0%	$985,083

(1)	Represents an investment in an affiliate.
(2)	Represents investments classified as Level 3 within the three-tier fair value hierarchy. See the accompanying notes to the Schedule of Investments for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.
(3)	Represents a non-income producing investment.
(4)	Restricted security.
(5)	The Fund owns LLC membership interests, see Note 2 for detailed ownership information.

See Notes to Schedule of Investments.

Fundrise Real Estate Interval Fund, LLC

Notes to Schedule of Investments

For the Three Months Ended March 31, 2022

(unaudited)

1.	Formation and Organization

Fundrise Real Estate Interval Fund, LLC (the “Fund”) is a Delaware limited liability company and intends to elect to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ending December 31, 2021. The Fund is organized as a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an interval fund. The Fund’s registration statement was declared effective on December 18, 2020. The Fund commenced investment operations on January 1, 2021.

The Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. Generally, the Fund’s investment strategy is to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of private real estate and publicly traded real estate-related investments.

The investment adviser to the Fund is Fundrise Advisors, LLC (the “Adviser”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Rise Companies Corp. (“Rise Companies” or the “Sponsor”), the Fund’s sponsor. Subject to the supervision of the Board of Directors of the Fund (the “Board”), the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy.

2.	Summary of Significant Accounting Policies

Valuation Oversight

The Board has approved procedures pursuant to which the Fund values its investments and has designated to the Adviser general responsibility for determining, in accordance with such procedures, the value of such investments. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board.

In calculating the Fund’s net asset value (“NAV”), the Adviser, subject to the oversight of the Board, uses various valuation methodologies. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.

Rule 2a-5 under the 1940 Act was recently adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The Fund is evaluating the impact of adopting Rule 2a-5 on the financial statements and intends to comply with the new rule’s requirements on or before the compliance date in September 2022.

Fair Value Measurement

The following is a summary of certain of the methods generally used currently to value investments of the Fund under the Fund’s valuation procedures:

The Fund applies FASB ASC Topic 820, Fair Value Measurement, as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurement. U.S. GAAP defines the fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund determines the fair value of certain investments in accordance with the fair value hierarchy that requires an entity to maximize the use of observable inputs. The fair value hierarchy includes the following three levels based on the objectivity of the inputs, which were used for categorizing the assets or liabilities for which fair value is being measured and reported:

Level 1 – Quoted market prices in active markets for identical assets or liabilities.

Level 2 – Significant other observable inputs (e.g., quoted prices for similar items in active markets, quoted prices for identical or similar items in markets that are not active, inputs other than quoted prices that are observable such as interest rate and yield curves, and market-corroborated inputs).

Level 3 – Valuation generated from model-based techniques that use inputs that are significant and unobservable in the market. These unobservable assumptions reflect estimates of inputs that market participants would use in pricing the asset or liability. Valuation techniques may include use of discounted cash flow methodologies or similar techniques, which incorporate management’s own estimates of assumptions that market participants would use in pricing the instrument or valuations that require significant management judgment or estimation.

Real Estate Co-Investment Joint Ventures are stated at fair value. See Note 3, Investments for further information regarding the Real Estate Co-Investment Joint Ventures. The Fund’s ownership interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable, and any other assets and liabilities of the joint venture. The fair values of real estate investments are generally determined by considering the income, cost, and sales comparison approaches of estimating property value. The income approach estimates an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value at a risk adjusted rate. Discount rates, exit capitalization rates, and growth assumptions utilized in this approach are derived from market transactions as well as other financial and industry data. The cost approach estimates the replacement cost of the building less physical depreciation plus the land value. The sales comparison approach compares recent transactions to the appraised property. Adjustments are made for dissimilarities that typically provide a range of value. The discount rate and the exit capitalization rate are significant inputs to these valuations. These rates are based on the location, type, and nature of each property, as well as current and anticipated market conditions. The fair values of mortgage and senior notes payable are generally determined by discounting the difference between the contractual interest rates and estimated market interest rates considering changes in credit spreads, as applicable. The significant unobservable inputs used in the fair value measurement of the Fund’s mortgage notes payable are the selection of prevailing market interest rates for similar notes and the loan to value ratios. The significant unobservable inputs used in the fair value measurement of the Fund’s senior notes payable are the selection of certain prevailing market interest rates for similar notes.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

The following is a summary of the inputs used as of March 31, 2022 in valuing the Fund’s investments carried at fair value (amounts in thousands):

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Real Estate Co-Investment Joint Ventures	$—	$—	$895,279	$895,279
Common Stocks	—	—	—	—
Total Investments	$—	$—	$895,279	$895,279

The following is a summary of quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of March 31, 2022 (amounts in thousands). The weighted average range of unobservable inputs is based on the fair value of investments. The tables are not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

Investment	Fair Value	Valuation Technique	Unobservable Input (1)	Range (Weighted Average)	Impact to Valuation from an Increase in input
Real Estate Co-Investment Joint Ventures	$782,549	Income Approach, Discounted Cash-Flow Method	Discount Rate	8.0% - 14.0% (9.4%)	Decrease
			Exit Capitalization Rate	3.8% - 4.8% (4.4%)	Decrease
	112,730	Recent Transaction	Transaction Price	N/A	Increase

(1)	Represents the significant unobservable inputs used to fair value the financial instruments of the joint ventures. The fair value of such financial instruments is the largest component of the valuation of such entity as a whole.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Real Estate Co- Investment Joint Ventures
Balance as of January 1, 2022	$640,610
Accrued discounts (premiums)	—
Realized gain (loss)	—
Net change in unrealized appreciation/depreciation	51,799
Purchases	208,200
Return of capital distributions	(5,330)
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of March 31, 2022	$895,279
Net change in unrealized appreciation/depreciation for the three months ended March 31, 2022, related to Level 3 investments held at March 31, 2022	$51,799

During the three months ended March 31, 2022, investments in affiliates were as follows (amounts in thousands):

Affiliate	Acquisition Date(1)	Balance as of December 31, 2021	Purchases at cost	Proceeds from sales	Net realized gain (loss) and capital gain distributions	Dividend income	Return of capital distribution	Change in unrealized appreciation/ depreciation	Balance as of March 31, 2022
Fundrise SFR JV 1, LLC	01/25/2021	$279,310	$152,100	$—	$—	$—	$(1,418)	$31,926	$461,918
Fundrise MF JV 1, LLC	03/05/2021	254,192	22,500	—	—	—	(3,695)	18,139	291,136
Fundrise Industrial JV 2, LLC	09/29/2021	70,450	28,800	—	—	—	(173)	1,456	100,533
Fundrise SFR Dev JV 1, LLC	04/02/2021	16,654	1,200	—	—	—	—	190	18,044
Fundrise MF JV 2, LLC	08/09/2021	12,431	3,600	—	—	—	—	300	16,331
Fundrise Industrial JV 1, LLC	06/04/2021	7,573	—	—	—	—	(44)	(212)	7,317
Total	N/A	$640,610	$208,200	$—	$—	$—	$(5,330)	$51,799	$895,279

(1)	As of March 31, 2022, the investments in affiliates consist of co-investments in joint ventures in exchange for membership interests. As of March 31, 2022, the Fund owns 90% of the membership interests in each of Fundrise SFR JV 1, LLC, Fundrise MF JV 1, LLC, Fundrise MF JV 2, LLC, and Fundrise Industrial JV 2, LLC, 60% of the membership interests in Fundrise SFR Dev JV 1, LLC, and 20% of the membership interests in Fundrise Industrial JV 1, LLC.

3.	Investments

The Fund gains exposure to Private CRE through co-investment arrangements, joint ventures or wholly owned subsidiaries (collectively, “Real Estate Investment Vehicles”). For the three months ended March 31, 2022, Real Estate Investment Vehicles consist of entities in which the Fund co-invested alongside affiliates of the Fund, including those of the Adviser (“Real Estate Co-Investment Entities Joint Ventures”), pursuant to the terms and conditions of the exemptive order issued by the SEC to the Fund, allowing the Fund to co-invest alongside certain entities affiliated with or managed by the Adviser.

Instead of acquiring full ownership of Private CRE investments through a wholly owned entity, the Fund acquires partial interests by entering into co-investment agreements with affiliates of the Adviser. The Fund’s ownership percentage in the Real Estate Co-Investment Entities Joint Ventures will generally be pro rata to the amount of money the Fund applies to the origination or commitment amount for the underlying Private CRE or purchase price (including financing, if applicable) and the acquisition, construction, development, or renovation expenses, if any, of the underlying Private CRE, as applicable, owned by the Real Estate Co-Investment Entities Joint Ventures. The Fund’s ownership in the Real Estate Co-Investment Entities Joint Ventures is passive in nature, and the Fund may have a greater economic interest but less control rights in the Real Estate Co-Investment Entities Joint Ventures than the affiliate in which the Fund co-invests alongside.

The Fund’s investments in real estate through the securities of a Real Estate Co-Investment Entities Joint Ventures with its affiliates is subject to the requirements of the 1940 Act and terms and conditions of an exemptive order the Fund received from the SEC allowing the Fund and/or the Real Estate Co-Investment Entities Joint Ventures to co-invest alongside certain entities affiliated with or managed by the Adviser (REITs (each, an “eREIT®”) or other non-REIT compliant real estate-related funds). The exemptive order from the SEC imposes extensive conditions on the terms of any co-investment made by an affiliate of the Fund. The Fund has adopted procedures reasonably designed to ensure compliance with the exemptive order and the Board also oversees risk relative to such compliance.

The cost of purchases and proceeds from the sale of investments, other than short-term securities, for the three months ended March 31, 2022, amounted to approximately $223,206,000 and $42,970,000 respectively.